EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Quarterly Report of Jammin Java Corp. (the “Company”) on Form 10-Q/A for the period ending April 30, 2011 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Anh Tran, President, Chief Executive Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 23, 2011	By: /s/ Anh Tran
Anh Tran
Chief Executive Officer (Principal Executive Officer)
and Principal Financial Officer (Principal Accounting Officer)